UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 24, 2013

CAPITAL BANK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations And Financial Condition.

On July 24, 2013, Capital Bank Financial Corp. (the “Company”) issued a press release announcing its financial results for the second quarter 2013.  A copy of the press release is furnished as Exhibit 99.1 herewith and is incorporated herein by reference.

The Company will host a conference call for investors and security analysts to discuss the financial results at 10:00 a.m. Eastern Time on July 24, 2013.  By press release dated June 27, 2013, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of the Company’s website at www.capitalbank-us.com.  A copy of the presentation slides to be presented at the conference call is furnished as Exhibit 99.2 herewith and incorporated herein by reference. Additional written information regarding the financial results and outlook will be posted as a webcast presentation on the Investor Relations area of the Company’s website prior to the conference call.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated July 24, 2013.

Exhibit 99.2	Presentation for conference call to be conducted by Capital Bank Financial Corp. on July 24, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.
(Registrant)

Date:  July 24, 2013                                                      By:                   /s/ Christopher G. Marshall
___________________________
Christopher G. Marshall
Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated July 24, 2013.

Exhibit 99.2	Presentation for conference call to be conducted by Capital Bank Financial Corp. on July 24, 2013.